UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

Astrotech Corporation
(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 485-9530

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
1st Detect Corporation, a subsidiary of Astrotech Corporation (Nasdaq: ASTC), announced today that the Joint Science and Technology Office for Chemical and Biological Defense (Ft. Belvoir, VA), in conjunction with U.S. Army Dugway Proving Ground (Dugway, UT) has awarded a Small Business Innovation Research (SBIR) Phase II contract to the Company to design and develop a novel sample inlet system intended to significantly improve the sensitivity of mass spectrometers used for chemical detection in the field. This contract is valued at $735,000 and follows 1st Detect’s successful execution of a Phase I SBIR that was awarded in May 2009.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press release, dated September 14, 2010, issued by 1st Detect Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION
By:	/s/ Thomas B. Pickens, III
	Name:	Thomas B. Pickens, III
	Title:	Chairman of the Board and Chief Executive Officer

Date: September 14, 2010

EXHIBIT INDEX

Paper (P) or
Exhibit No.	Description	Electronic (E)
99.1	Press release, dated September 14, 2010, issued by 1st Detect Corporation.	E